EXECUTION COPY

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of March 31, 2016, by and among CINCINNATI FINANCIAL CORPORATION, an Ohio corporation (the “Company”), CFC INVESTMENT COMPANY, an Ohio corporation (“CFC-I” and together with the Company, each a “Borrower” and together, the “Borrowers”), the Lenders party hereto, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

R E C I T A L S:

A.The Administrative Agent, the Lenders and the Borrowers are parties to that certain Amended and Restated Credit Agreement, dated as of May 13, 2014 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

B.The Administrative Agent, the Lenders and the Borrowers desire to make certain changes to the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements contained herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Certain Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.
2.    Amendments to Credit Agreement. Subject to satisfaction of the conditions set forth in Section 3 of this Amendment, the Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following definition, in appropriate alphabetical order:
“Second Amendment Effective Date shall mean March 31, 2016, the effective date with respect to that certain Second Amendment to Amended and Restated Credit Agreement, by and among the Borrowers, the Lenders party thereto and the Administrative Agent.”
(b)The first sentence of Section 5.1.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“As of the Second Amendment Effective Date, Schedule 5.1.2 states the name of each of the Borrowers’ Subsidiaries, its jurisdiction of organization and the amount, percentage and type of equity interests in such Subsidiary (the “Subsidiary Equity Interests”).”

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(c)Schedule 5.1.2 of the Credit Agreement is hereby amended and restated in its entirety and replaced with Exhibit A attached hereto.
3.    Conditions Precedent to Amendment. This Amendment shall become effective upon receipt by the Administrative Agent of a fully-executed and delivered copy of this Amendment by Borrowers, Administrative Agent and Lenders constituting Required Lenders.
4.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, Borrowers hereby represent and warrant that (a) the representations, warranties and agreements contained in Article 5 of the Credit Agreement, are true and correct in all material respects on and as of the date hereof, after giving effect to this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Event of Default or Potential Default exists on the date hereof, both before and after giving effect to this Amendment; and (c) the execution, delivery and performance by Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, amendment or approval of, notice to or action by, any Person (including any federal, foreign, state or local governmental authority) in order to be effective and enforceable.
5.    Ratification. Except as expressly modified by Section 2 of this Amendment, all of the terms, provisions and conditions of the Credit Agreement and the other Loan Documents to which the Borrowers are a party shall remain unchanged and in full force and effect. The Credit Agreement and each other Loan Document to which the Borrowers are a party are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as expressly modified by Section 2 of this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. This Amendment shall not constitute a course of dealing with Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. The Borrowers acknowledge and expressly agree that Administrative Agent or any of the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents.
6.    Entire Agreement. Borrowers acknowledge that: (a) there are no other agreements or representations, either oral or written, express or implied, relating to the amendments to the Credit Agreement and the Loan Documents set forth herein and other provisions hereof that are not embodied in this Amendment; (b) this Amendment represents a complete integration of all prior and contemporaneous agreements and understandings of the Lenders, the Administrative Agent and the Borrowers relating to the matters set forth herein; and (c) all such agreements, understandings, and documents are hereby superseded by this Amendment.
7.    Inconsistency. In the event of an inconsistency between this Amendment and the Credit Agreement and/or the Loan Documents, the terms of this Amendment shall control.

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8.    Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF OHIO WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.
9.    Construction. The words “hereof”, “herein”, and “hereunder”, and other words of a similar import refer to this Amendment as a whole and not to the individual Sections in which such terms are used. References to Sections and other subdivisions of this Amendment are to the designated Sections and other subdivisions of this Amendment as originally executed. The headings of this Amendment are for convenience only and shall not define or limit the provisions hereof. Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.
10.    Successors and Assigns. Upon execution and delivery of this Amendment, the provisions hereof shall be binding upon and inure to the benefit of the Lenders, the Administrative Agent and the Borrowers and their respective successors and assigns, subject to restrictions on assignment contained in the Credit Agreement and the Loan Documents.
11.    References. From and after the date hereof, all references in the Credit Agreement and in each of the Loan Documents shall be deemed to be references to the Credit Agreement as amended hereby.
12.    Counterparts; Facsimile Signatures Binding. This Amendment may be executed in counterparts, all of which, when taken together, shall constitute a single instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Delivery of an executed counterpart of this Amendment by email .pdf, telefax or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.
13.    Recitals. The Recitals to this Amendment are incorporated herein as an integral part hereto.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed pursuant to authority duly granted as of the date and year first written above.
PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By: /s/ Morey Wade
Name: Morey Wade
Title: Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement
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FIFTH THIRD BANK, N.A.

By: /s/ Megan S. Szewc
Name: Megan S. Szewc
Title: Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement
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THE HUNTINGTON NATIONAL BANK

By: /s/ Joshua D. Elsea
Name: Joshua D. Elsea
Title: Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement
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U.S. BANK NATIONAL ASSOCIATION

By: /s/ Bonnie S. Wiskowski
Name: Bonnie S. Wiskowski
Title: Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement
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BRANCH BANKING AND TRUST COMPANY

By: /s/ Ryan T. Hamilton
Name: Ryan T. Hamilton
Title: Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement
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THE NORTHERN TRUST COMPANY

By: /s/ Joshua Metcalf
Name: Joshua Metcalf
Title: 2VP

Signature Page to Second Amendment to Amended and Restated Credit Agreement
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CINCINNATI FINANCIAL CORPORATION

By: /s/ Michael J. Sewell
Name: Michael J. Sewell
Title: Chief Financial Officer

CFC INVESTMENT COMPANY

By: /s/ Michael J. Sewell
Name: Michael J. Sewell
Title: Chief Financial Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement
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EXHIBIT A

SCHEDULE 5.1.2

SUBSIDIARIES
Cincinnati Financial Corporation, an Ohio corporation, owns 100 percent of the equity of:

1)	The Cincinnati Insurance Company, an Ohio corporation, which owns 100 percent of the equity of :

a.	The Cincinnati Casualty Company, an Ohio corporation

b.	The Cincinnati Indemnity Company, an Ohio corporation

c.	The Cincinnati Life Insurance Company, an Ohio corporation, which owns 100 percent of the equity of:

i.	CLIC BP Investments B, LLC, an Ohio limited liability company

d.	The Cincinnati Specialty Underwriters Insurance Company, a Delaware corporation

2)	CFC Investment Company, an Ohio corporation

3)	CSU Producer Resources, Inc., an Ohio corporation

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